UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

☒ Filed by the Registrant                 ☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PAR PACIFIC HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PAR PACIFIC HOLDINGS, INC.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on May 2, 2023

Annual Meeting of Stockholders

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice, Proxy Statement and Annual Report are available at http://www.viewproxy.com/parpacific/2023.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before April 25, 2023 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

Voting Items

The 2023 Annual Meeting of Stockholders of Par Pacific Holdings, Inc. will be held virtually on May 2, 2023 at 8:30 a.m. CT. You must pre-register for the meeting at http://www.viewproxy.com/parpacific/2023 for the following purposes:

1.	ELECTION OF DIRECTORS
	Nominees:
	01	Robert Silberman	02	Melvyn Klein	03	Curtis Anastasio	04	Anthony R. Chase
	05	Timothy Clossey	06	Philip S. Davidson	07	Walter Dods	08	Katherine Hatcher
	09	William Monteleone	10	William Pate	11	Aaron Zell

2.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	Hold an advisory vote to approve the company’s executive compensation; and

4.	Approve an amendment to the 2018 Par Pacific Holdings, Inc. Employee Stock Purchase Plan that provides for an increase in the maximum number of shares of our common stock reserved and available for issuance by 300,000 shares.

NOTE: Transact any other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ALL NOMINEES IN THE ELECTION OF DIRECTORS IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Proxy materials for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://www.viewproxy.com/parpacific/2023. Have the 11 digit control number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE

requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials.

You must use the 11 digit control number located in the box below.

CONTROL NO.

PAR PACIFIC HOLDINGS, INC.

The meeting will be held Virtually

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you to review at:

http://www.viewproxy.com/parpacific/2023

Notice, Proxy Statement and Annual Report

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a hard copy.

You May Vote Your Proxy When You View The Materials On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857 toll free

or

By logging onto http://www.viewproxy.com/parpacific/2023

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the email subject line.